UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 27, 2004


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AP1 Mortgage Pass-Through Certificates, Series 2004-AP1)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-01                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 27, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AP1
Mortgage Pass-Through Certificates, Series  2004-AP1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  October 5, 2004              By:   /s/  Mary R. Fonti
                                  ---------------------------------------
                                      Mary R. Fonti
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         September 27, 2004

Exhibit 99.1

Monthly Certificateholder Statement on September 27, 2004





        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2004-AP1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
A1        84,621,000.00    50,976,674.86    3,226,527.17       84,812.44    3,311,339.61     0.00         0.00       47,750,147.69
A2        23,255,000.00    23,255,000.00            0.00       62,749.74       62,749.74     0.00         0.00       23,255,000.00
A3        43,841,000.00    43,841,000.00            0.00      138,537.56      138,537.56     0.00         0.00       43,841,000.00
A4A       10,000,000.00    10,000,000.00            0.00       43,116.67       43,116.67     0.00         0.00       10,000,000.00
A4B       19,884,000.00    19,884,000.00            0.00       96,719.09       96,719.09     0.00         0.00       19,884,000.00
A5        20,359,000.00    20,359,000.00            0.00       98,452.73       98,452.73     0.00         0.00       20,359,000.00
A6        24,000,000.00    24,000,000.00            0.00       96,400.00       96,400.00     0.00         0.00       24,000,000.00
M1         6,000,000.00     6,000,000.00            0.00       26,390.00       26,390.00     0.00         0.00        6,000,000.00
M2         4,560,000.00     4,560,000.00            0.00       21,485.20       21,485.20     0.00         0.00        4,560,000.00
M3         2,280,000.00     2,280,000.00            0.00       11,134.00       11,134.00     0.00         0.00        2,280,000.00
C          1,208,192.78     1,200,000.00            0.00      365,104.39      365,104.39     0.00         0.00        1,200,000.00
P                100.00           100.00            0.00       23,829.27       23,829.27     0.00         0.00              100.00
R                  0.00             0.00            0.00            0.00            0.00     0.00         0.00                0.00
TOTALS   240,008,292.78   206,355,774.86    3,226,527.17    1,068,731.09    4,295,258.26     0.00         0.00      203,129,247.69

AIO       32,400,000.00    25,800,000.00            0.00      107,500.00      107,500.00        0.00         0.00    25,800,000.00

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1      65535VCH9      602.41163376    38.12915435    1.00226232     39.13141667       564.28247941      A1        1.815000 %
A2      65535VCJ5    1,000.00000000     0.00000000    2.69833326      2.69833326     1,000.00000000      A2        3.238000 %
A3      65535VCK2    1,000.00000000     0.00000000    3.16000000      3.16000000     1,000.00000000      A3        3.792000 %
A4A     65535VCL0    1,000.00000000     0.00000000    4.31166700      4.31166700     1,000.00000000      A4A       5.174000 %
A4B     65535VCT3    1,000.00000000     0.00000000    4.86416667      4.86416667     1,000.00000000      A4B       5.837000 %
A5      65535VCM8    1,000.00000000     0.00000000    4.83583329      4.83583329     1,000.00000000      A5        5.803000 %
A6      65535VCN6    1,000.00000000     0.00000000    4.01666667      4.01666667     1,000.00000000      A6        4.820000 %
M1      65535VCQ9    1,000.00000000     0.00000000    4.39833333      4.39833333     1,000.00000000      M1        5.278000 %
M2      65535VCR7    1,000.00000000     0.00000000    4.71166667      4.71166667     1,000.00000000      M2        5.654000 %
M3      65535VCS5    1,000.00000000     0.00000000    4.88333333      4.88333333     1,000.00000000      M3        5.860000 %
C       N/A            993.21897951     0.00000000  302.19050804    302.19050804       993.21897951      C       365.104392 %
P       N/A          1,000.00000000     0.00000000  ############    ############     1,000.00000000      P         0.000000 %
TOTALS                 859.78602018    13.44339870    4.45289235     17.89629104       846.34262149

AIO     65535VCP1      796.29629630     0.00000000    3.31790123      3.31790123       796.29629630      AIO       5.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com


       Principal Funds:
                             Principal Remittance Amount                                                           3,226,527.17
                             Scheduled Principal Payments                                                             220,477.01
                             Principal Prepayments                                                                  2,995,579.59
                             Curtailments                                                                              10,464.77
                             Cutailment Interest Adjustments                                                                5.80
                             Repurchase Principal                                                                           0.00
                             Substitution Amounts                                                                           0.00
                             Net Liquidation Proceeds                                                                       0.00
                             Other Principal Adjustments                                                                    0.00

                             Extra Principal Distribution Amount                                                            0.00

     Interest Funds:
                             Gross Interest                                                                         1,197,972.02
                             Interest Adjustments from Prior Periods                                                        0.00

                             Recoveries from Prior Loss Determinations                                                      0.00
                             Reimbursements of Non-Recoverable Advances Previously Made                                     0.00
                             Recovery of Reimbursements Previously Deemed Non-Recoverable                                   0.00

     Prepayment Penalties
                             Number of Loans with Respect to which Prepayment Penalties were Collected                         5
                             Balance of Loans with Respect to which Prepayment Penalties were Collected               857,833.35
                             Amount of Prepayment Penalties Collected                                                  23,829.27

                             Beginning Number of Loans Outstanding                                                         1,018
                             Ending Number of Loans Outstanding                                                            1,001

                             Beginning Aggregate Loan Balance                                                     206,355,674.86
                             Ending Aggregate Loan Balance                                                        203,129,147.69

                             Servicing Fees                                                                            42,990.75

                             Credit Risk Manager Fees                                                                   2,579.45

                             Current Advances                                                                               0.00
                             Aggregate Advances                                                                             0.00

                             Weighted Average Net Mortgage Rate                                                        6.70145 %

     NET WAC Reserve Fund Account
                             Beginning Balance                                                                          5,000.00
                             Additions to the NET WAC Reserve Fund                                                          0.00
                             Withdrawals from the NET WAC Reserve Fund                                                      0.00
                             Ending Balance                                                                             5,000.00

                             Delinquent Mortgage Loans
                                                    Group 1
                                                                                              Principal
                                Category              Number                Balance               Percentage
                                1 Month                         4             1,309,469.27                  0.64 %
                                2 Month                         3               489,860.60                  0.24 %
                                3 Month                         2               873,621.64                  0.43 %
                                 Total                          9             2,672,951.51                  1.31 %
                             * Delinquent Bankruptcies are included in the table above.

                             Bankruptcies
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              3              952,519.10                  0.47 %
                                                   * Only Current Bankruptcies are reflected in the table above.

                             Foreclosures
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              7            2,774,634.03                  1.37 %

                             REO Properties
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %

                             Current Realized Losses                                                                          0.00

                                        Cumulative Realized Losses - Reduced by Recoveries                                    0.00

                                        Does a Trigger Event Exist?                                                             NO

O/C Reporting                           Targeted Overcollateralization Amount                                         1,200,000.00
                                        Ending Overcollateralization Amount                                           1,200,000.00
                                        Overcollateralization Release Amount                                                  0.00
                                        Payment to Class C                                                              365,104.39

                Interest Carry Forward:
                                        Interest Carryforward Balance with respect to such Distribution Date
                                                              Class A-1                                                       0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                                        Interest Carryforward Amount Paid This Period                                         0.00
                                                              Class A-1                                                       0.00
                                                              Class A-IO                                                      0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                                        Interest Carryforward Amount Occured This Period                                      0.00
                                                              Class A-1                                                       0.00
                                                              Class A-IO                                                      0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                                        Remaining Interest Carryforward Blance
                                                              Class A-1                                                       0.00
                                                              Class A-IO                                                      0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                NET WAC Rate Carryover:
                                        Interest Carryover Balance with respect to such Distribution Date
                                                              Class A-1                                                       0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                                        Interest Carryover Amount Occured This Period
                                                              Class A-1                                                       0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                                        Interest Carryover Amount Paid This Period
                                                              Class A-1                                                       0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00

                                        Remaining Interest Carryover Balance
                                                              Class A-1                                                       0.00
                                                              Class A-2                                                       0.00
                                                              Class A-3                                                       0.00
                                                              Class A-4A                                                      0.00
                                                              Class A-4B                                                      0.00
                                                              Class A-5                                                       0.00
                                                              Class A-6                                                       0.00
                                                              Class M-1                                                       0.00
                                                              Class M-2                                                       0.00
                                                              Class M-3                                                       0.00


                Total Non-Supported Interest Shortfall                                                                        0.00
                                        Non-Supported Interest Shortfall Allocated to Class AIO                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-1                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-2                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-3                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-4A                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-4B                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-5                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-6                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class M-1                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class M-2                               0.00
                                        Non-Supported Interest Shortfall Allocated to Class M-3                               0.00
